                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
                             AND GUARANTOR CONSENT

         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTOR CONSENT (the "SECOND AMENDMENT") is made as of November __, 1997, by and among UNIMARK FOODS, INC., a Texas corporation which is the Borrower, and THE UNIMARK GROUP, INC., a Texas corporation ("GROUP"), UNIMARK INTERNATIONAL, INC., a Texas corporation and a wholly-owned subsidiary of Group, and SIMPLY FRESH FRUIT, INC., a California corporation and a wholly-owned subsidiary of Borrower (each of which shall be a "GUARANTOR" hereunder and which collectively shall be "GUARANTORS"); and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a New York Branch of a Netherlands Cooperative Banking Organization which is the Lender.

                                R E C I T A L S:

         A. The Borrower, the Guarantors and the Lender are parties to a Revolving Credit Agreement dated as of February 12, 1997 (the "ORIGINAL CREDIT AGREEMENT").

         B. Each Guarantor executed a Guaranty Agreement in favor of the Lender pursuant to the Original Credit Agreement.

         C. The Original Credit Agreement has been amended pursuant to that certain First Amendment to Revolving Credit Agreement (the "FIRST AMENDMENT") dated as of October 7, 1997, among the Borrower, the Guarantors, and the Lender (the Original Revolving Credit Agreement, as amended by the First Amendment, is hereinafter called the "CREDIT AGREEMENT").

         D. The parties desire to amend the Credit Agreement to extend the Expiration Date of the Credit Agreement, and to change various covenants and terms of the Credit Agreement, subject to the terms and conditions hereinafter provided, and the Guarantors desire to consent to such amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SAME TERMS. All terms used herein which are defined in the Credit Agreement have the same meanings when used herein unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" mean the Original Credit Agreement, as amended by the First Amendment and as amended by this Second Amendment, as the same are hereafter amended from time to time.


SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTOR CONSENT - PAGE 1
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         2.      AMENDMENTS TO CREDIT AGREEMENT.   Effective as of the date
above, the Credit Agreement is hereby amended as follows:

                 (a) The definition of "Expiration Date" in the Appendix to the Credit Agreement is amended by substituting the following paragraph in place of the definition of "Expiration Date" in the Appendix to the Credit Agreement:

                          "EXPIRATION DATE" means April 30, 1998 or any other
                 date on which the Commitment terminates pursuant to the terms hereof.

                 (b) Section 7.3 of the Credit Agreement is hereby amended by substituting the following paragraph in place of Section 7.3 in the Credit Agreement:

                          "7.3 Maximum Leverage.  The ratio of the Debt of
                 Group and its Subsidiaries on a consolidated basis to Tangible Net Worth of Group and its Subsidiaries on a consolidated basis shall not be greater than 1.50 to 1 at any time."

                 (c) The definition of "Current Assets" in the Appendix to the Credit Agreement is amended by substituting the following paragraph in place of the definition of "Current Assets" in the Appendix to the Credit Agreement:

                          "CURRENT ASSETS" means those assets which would be
                 reflected on a balance sheet prepared in accordance with GAAP as "current assets" but excluding (i) all accounts receivable in respect of goods or services which were delivered or performed at least ninety (90) days prior to the date of determination unless appropriate reserves have been made for such "over 90 day" accounts receivable in the bad debt reserve, (ii) all deferred income tax assets, and (iii) Intangible Assets which have been classified as current assets.

                 (d) The definition of "Current Liabilities" in the Appendix to the Credit Agreement is amended by substituting the following paragraph in place of the definition of "Current Liabilities" in the Appendix to the Credit Agreement:

                          "CURRENT LIABILITIES" means those liabilities which
                 would be reflected on a balance sheet prepared in accordance with GAAP as "current liabilities" but excluding (i) all deferred income tax liabilities and (ii) any and all outstanding obligations under the "Promissory Notes" or other "Loan Documents" as defined in that certain Loan Agreement among Industrias Citricolas De Montemorelos, S.A. De C.V. and Grupo Industrial Santa Engracia, S.A. De C.V., as Borrowers, Agromark, S.A. De C.V., as Guarantor, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland" as Lender dated as of May 29, 1997.





SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTOR CONSENT - PAGE 2

         3.      CERTAIN REPRESENTATIONS.

                 (a) The Borrower represents and warrants that, as of the date hereof: (i) the Borrower has full power and authority to execute this Second Amendment, and this Second Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by the Borrower of this Second Amendment.

                 (b) Each Guarantor represents and warrants that, as of the date hereof: (i) such Guarantor has full power and authority to execute this Second Amendment, and this Second Amendment constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by such Guarantor of this Second Amendment.

         4. CONCERNING THE UNCONDITIONAL GUARANTIES. By its execution below, each Guarantor reaffirms the obligations under the Unconditional Guaranty executed and delivered by such Guarantor in connection with the Loan Documents and acknowledges that the execution and delivery of this Second Amendment shall not reduce or modify in any respect Guarantor's liability under such Unconditional Guaranty.

         5. CONCERNING THE SECURITY AGREEMENTS. By their execution below, Borrower and each Guarantor reaffirms the security interests granted under each Security Agreement executed and delivered by each of them in connection with the Loan Documents and acknowledges that the execution and delivery of this Second Amendment shall not reduce or modify in any respect Borrower's or each Guarantor's liability or obligations under such Security Agreement.

         6. LIMITATION ON AGREEMENTS. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Second Amendment constitutes a Loan Document for all purposes.

         7. ENTIRETY, ETC. This instrument together with all of the other Loan Documents embodies the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTOR CONSENT - PAGE 3
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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to be effective as of the date and year first above written.

                                      BORROWER AND OBLIGATED PARTY:

                                      UNIMARK FOODS, INC.



                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------

                                      NOTICE ADDRESS:
                                      124 McMakin Road
                                      Bartonville, Texas  76226
                                      (817) 491-2992

                                      OTHER OBLIGATED PARTIES:

                                      THE UNIMARK GROUP, INC.


                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------


                                      UNIMARK INTERNATIONAL, INC.



                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------




SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTOR CONSENT - PAGE 4

                                      SIMPLY FRESH FRUIT, INC.


                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------


                                      LENDER:

                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                      BOERENLEENBANK B.A., "RABOBANK
                                      NEDERLAND," NEW YORK BRANCH, a
                                      New York Branch of a
                                      Netherlands Cooperative Banking
                                      Organization


                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------



                                      By:
                                         -------------------------------------

                                      Name:
                                           -----------------------------------

                                      Title:
                                            ----------------------------------

                                      NOTICE ADDRESS:

                                      245 Park Avenue
                                      New York, New York  10167
                                      Attention:  Corporate Services

                                      cc:      Rabobank Nederland
                                               13355 Noel Road
                                               One Galleria Tower, Suite 1000
                                               Dallas, Texas  75240
                                               Attention:  Gordon E. Arnold





SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND GUARANTOR CONSENT - PAGE 5